EXHIBIT 4.1

FRONT OF CERTIFICATE

Number MIC -	Shares CUSIP 60443 P 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS

MINRAD INTERNATIONAL, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK (PAR VALUE $.01) OF

MINRAD INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
/s/ ROBERT LIFESO		/s/ WILLIAM H. BURNS, JR
SECRETARY	[SEAL]	Chairman of the Board

COUNTERSIGNED AND REGISTERED:
REGISTER & TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR

_____________________________________________
Authorized Signature

BACK OF CERTIFICATE

 MINRAD INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-	as tenants in common	UNIF GIFT MIN ACT - ______Custodian_____
TEN ENT	-	as tenants by the entireties	(Cust)	(Minor)
JT TEN	-	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act ________________
		in common	(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE, OF
ASSIGNEE)

__________________________________________________________________________________________

__________________________________________________________________________________________

______________________________________________________________________________________ shares of the of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

___________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER

Signature(s) Guaranteed:

_________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.